Exhibit 99.1

FTI Consulting, Inc.

1101 K Street NW

Washington, DC 20005

+1.202.312.9100

Investor & Media Contact:

Mollie Hawkes

+1.617.747.1791

mollie.hawkes@fticonsulting.com

FTI Consulting, Inc. Announces Preliminary Unaudited Revenues and Adjusted EPS for

2014 and Provides Preliminary 2015 Guidance

Washington, D.C., Feb. 2, 2015 — FTI Consulting, Inc. (NYSE: FCN), the global business advisory firm dedicated to helping organizations protect and enhance their enterprise value, today announced preliminary unaudited revenues and Adjusted EPS for the year ended December 31, 2014.

Revenues are expected to be in the range of $1.750 billion to $1.760 billion, which is below the previously announced guidance range of between $1.755 billion and $1.770 billion. Adjusted fully-diluted earnings per share (“Adjusted EPS”, a non-GAAP measure) are expected to be between $1.60 and $1.64, which is below the previous guidance range of between $1.85 and $2.00.

The results described in this release are preliminary and unaudited, and as such are subject to change, even to amounts outside the new range for expected Adjusted EPS, as the Company has not completed its customary financial closing process for the quarter or year ended December 31, 2014 or its fiscal 2014 audit. The Company will report its fourth quarter 2014 and full year 2014 results on February 19, 2015.

The anticipated revenue shortfall is the result of lower than expected revenues in the Company’s Economic Consulting segment and, to a lesser extent, in its Corporate Finance/Restructuring and Technology segments, with the majority of the Company’s shortfall occurring in the month of December. However, the substantial majority of the shortfall in Adjusted EPS is the result of a number of unforecasted expenses the Company recorded during its year-end closing process, including a non-cash charge to establish a valuation reserve on deferred tax assets related to our Australian business which decreased Adjusted EPS by $0.11.

David Johnson, Chief Financial Officer of FTI Consulting, commented, “Our performance in the first part of the fourth quarter met the expectations we held at the time we provided our previous guidance. However, our later performance fell short due to lower business volumes and

Exhibit 99.1

unforecasted year-end expenses. While the final outcome is disappointing, we do not believe it reflects any fundamental negative trends in our businesses. We remain committed to our medium-term financial goal of $2.50 or more of Adjusted EPS in 2016 and to building a business model driven by organic growth and continuing investment in our business.”

Preliminary 2015 Guidance

The Company continues to finalize its expectations for its 2015 financial performance and will provide formal guidance to investors when it reports 2014 results on February 19, 2015. However, based on work to date, the Company expects that its Adjusted EPS for 2015 will be between $1.95 and $2.20. This guidance is preliminary, is subject to change as the Company finalizes its outlook for 2015, and assumes no acquisitions.

Reconciliation of Adjusted EPS to Fully-Diluted Earnings Per Share

Adjusted EPS excludes special charges and the remeasurement of acquisition-related contingent consideration. The Company currently expects special charges for 2014 (all of which have been previously disclosed) will reduce fully-diluted earnings per share by $0.24 and the remeasurement of acquisition-related contingent consideration for 2014 will increase earnings per fully-diluted share by $0.05. Earnings per fully-diluted share is the most directly comparable GAAP measure to which we reconcile Adjusted EPS. We currently expect fiscal 2014 earnings per fully-diluted share (which includes the special charges and remeasurement of acquisition-related contingent consideration) to be in the range of $1.41 to $1.45.

Fourth Quarter and Full Year 2014 Conference Call

The Company will report results for the fourth quarter and full year ended December 31, 2014 before the market opens on February 19, 2015. The Company will host a conference call and live webcast for analysts and investors at 9:00 a.m. Eastern Time on February 19, 2015. The conference call can be accessed live and will be available for replay over the Internet for 90 days by logging onto the Company’s website at www.fticonsulting.com.

About FTI Consulting

FTI Consulting, Inc. is a global business advisory firm dedicated to helping organizations protect and enhance enterprise value in an increasingly complex legal, regulatory and economic environment. With more than 4,200 employees located in 26 countries, FTI Consulting professionals work closely with clients to anticipate, illuminate and overcome complex business challenges in areas such as investigations, litigation, mergers and acquisitions, regulatory issues, reputation management, strategic communications and restructuring. The Company generated $1.65 billion in revenues during fiscal year 2013. More information can be found at http://www.fticonsulting.com.

Use of Non-GAAP Measure

Note: We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”) as net income and earnings per diluted share, respectively, excluding the impact of

Exhibit 99.1

remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income (Loss). A reconciliation of fiscal 2014 GAAP earnings per fully-diluted share to fiscal 2014 non-GAAP Adjusted EPS is included above in this press release.

Safe Harbor Statement

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this press release, words such as “estimates, “goals,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, our preliminary 2014 results and estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs and estimates. Further, preliminary 2014 results are subject to normal year-end adjustments and the results of our fiscal 2014 audit, which is not yet complete. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Item 1A Risk Factors” in the Company’s most recent Form 10-K filed with the SEC and in the Company’s other filings with the SEC, including the risks set forth under “Risks Related to Our Reportable Segments” and “Risks Related to Our Operations”. We are under no duty to update any of the forward looking statements to conform such statements to actual results or events and do not intend to do so.

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